                         NONSTATUTORY  STOCK OPTION AGREEMENT

                                   PURSUANT TO THE

                         1998 STOCK OPTION AND INCENTIVE PLAN
                                          OF
                                PENNACO ENERGY, INC.


     THIS NONSTATUTORY STOCK OPTION AGREEMENT (the "Agreement"), is made as of March 24, 1998 (the "Effective Date") by and between PENNACO ENERGY, INC., a Nevada corporation, (the "COMPANY") and JEFFREY L. TAYLOR (the "OPTIONEE"), pursuant to the COMPANY's 1998 Stock Option and Incentive Plan (the "Plan").

     WHEREAS, the Board of Directors of the COMPANY has adopted the Plan as of March 24, 1998, subject to Shareholders approval, to which this Agreement and the Option granted hereunder are subject; and

     WHEREAS, the Board of Directors of the COMPANY has determined that it is to the advantage and in the best interest of the COMPANY and its shareholders to grant the Option provided for herein to OPTIONEE to afford additional incentive to consultants, vendors, customers, and others to increase their efforts in providing significant services to the COMPANY.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

     1. GRANT OF OPTION. The Company grants to OPTIONEE the right and Option to purchase from the COMPANY, on the terms and conditions hereinafter set forth, all or any part of an aggregate of 400,000 shares of the authorized $.001 par value common stock of the COMPANY, at the purchase price of $1.25 per share (being not less than the fair market value per share of said stock on the date hereof) as OPTIONEE may from time to time elect, exercisable on or after the Effective Date hereof for a period of 10 years (the latter date hereinafter referred to as the "Terminal Date"), all in accordance with the schedule attached hereto and marked Exhibit "A." No partial exercise of such Option may be for less than 100 full shares, unless the number purchased is the total number at the time purchasable under the option. In no event shall the COMPANY be required to transfer fractional shares to OPTIONEE. This Agreement and the Option granted hereunder are subject to the Plan, a copy of which is attached hereto and incorporated herein by reference as Exhibit "B."

     2. METHOD OF EXERCISE. The Option granted hereunder shall be exercisable, from time to time, as hereinabove provided, by written notice which shall;

          (a) state the election to exercise the Option, the number of shares in respect of which it is being exercised, the person in whose name the shares are to be issued (if the shares are issued to individuals), the names, addresses and Social Security Numbers of such persons;

          (b) contain such representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as are required by law dor as may be satisfactory to the COMPANY's counsel;

          (c) be signed by the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than the OPTIONEE, be accompanied by proof, satisfactory to counsel for the COMPANY, of the right of such person or persons to exercise the Option; and

          (d) be accompanied by a payment for the purchase price of those shares with respect to which the Option is being exercised in the form of cash or check or the purchase price may be paid (i) by the surrender of Shares in good form for transfer, owned by the OPTIONEE and having a Fair Market Value on the date of exercise equal to the purchase price, or in any combination of cash and Shares, as long as the sum of the cash so paid and the Fair Market Value of the Shares so surrendered equal the purchase price, (ii) by cancellation of indebtedness owed by the Company to the OPTIONEE, (iii) with a full recourse promissory note executed by the OPTIONEE, or (iv) any combination of the foregoing. The interest rate and other terms and conditions of such note shall be determined by the Board or the Committee. The OPTIONEE shall pledge his Shares to the Company for the purpose of securing the payment of such note.

     3. ISSUING OF STOCK CERTIFICATES. The certificate or certificates for shares of Common Stock as to which the Option shall be exercised shall be registered in the name of the person or persons exercising the Option. The COMPANY shall not be required to transfer or deliver any certificate or certificates for the shares purchased upon exercise of the Option granted hereunder until (a) compliance with the terms of this Agreement, (b) compliance with all then applicable requirements of law; and (c) admission of such shares for trading privileges on any stock exchange on which the stock may then be listed.

     4. TERMINATION OF OPTION. The Option and all rights granted hereunder to the extent such rights shall not have been exercised, shall terminate and become null and void on the Terminal Date.

     5. TRANSFERABILITY OF OPTION. This Option may be transferred by will or the laws of descent or distribution and may be exercised during the lifetime of the OPTIONEE or by an assignee of the OPTIONEE pursuant to the terms of Sections
7.5 and 8.3 of the Plan.

     6. STOCK SUBJECT TO THE OPTION. The COMPANY shall set aside the number of shares of Common Stock of the COMPANY subject to be granted upon exercise of this Option which it now holds as authorized and unissued shares. If the Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased shares which were subject thereto shall be free from any restrictions occasioned by this Option Agreement. If the COMPANY has been listed on a stock exchange, the COMPANY will not be required to issue or deliver any certificate or certificates for shares to be issued hereunder until such shares have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange on which outstanding shares of the same class may then be listed and until the COMPANY has taken such steps as may, in the opinion of counsel for the COMPANY, be required by law and applicable regulations, including the rules and regulations of the Securities and Exchange Commission, and state blue sky laws and regulations, in connection with the issuance or sale of such shares, and the listing of such shares on each such exchange. The COMPANY will use its best efforts to comply with any such requirements forthwith upon the exercise of the Option.

     7. RECLASSIFICATION, CONSOLIDATION, OR MERGER. In the event of any change in the common stock of the COMPANY subject to the Option granted hereunder, through merger, consolidation, reorganization, recapitalization, stock split, stock dividend, or other change in the corporate structure, appropriate adjustment shall be made by the COMPANY in the number of shares subject to such Option and the price per share; provided, however, that in accordance with the provisions of Section 425(a) of the Code, a new Option may be substituted for the Option granted hereunder or such Option may be assumed by an employer corporation, or a parent or subsidiary of such corporation, in connection with any transaction to which such Section is applicable. Upon the dissolution or liquidation of the COMPANY other than in connection with a transaction to which such Section is applicable, the Option granted hereunder shall terminate and become null and void, but OPTIONEE shall have the right immediately prior to such dissolution or liquidation to exercise the Option granted hereunder to the full extent not before exercised.

     8. RIGHT AS SHAREHOLDER. Neither OPTIONEE nor his executors, administrators, heirs or legatees, shall be or have any rights or privileges of a stock holder of the COMPANY in respect of the shares transferable upon exercise of the Option granted hereunder, unless and until certificates representing such shares shall have been endorsed, transferred, and delivered and the transferee has caused his name to be entered as the shareholder of record on the books of the COMPANY.

     9. NOTICES. Any notice to be given under the terms of this Agreement shall be addressed to the COMPANY in care of its Secretary at the main offices for the transaction of its business, and any notice to be given to OPTIONEE shall be addressed to OPTIONEE at his current residential address set forth above, or at such other place as either party may hereafter designate in writing to the other. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as herein required, certified and deposited (postage and certification prepaid) in a post office regularly maintained by the United States Government.

     10. BENEFITS OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon each successor of the COMPANY. All obligations imposed upon the OPTIONEE and all rights granted to the COMPANY under this Agreement shall be binding upon the OPTIONEE's heirs, legal representatives, and successors. This Agreement shall be the sole and exclusive source of any and all rights which the OPTIONEE, OPTIONEE's heirs, legal representatives, or successors may have in respect to the Plan or any options or Common Stock granted or issued thereunder, whether to OPTIONEE, or to any other person.

     11. RESOLUTION OF DISPUTES. Any dispute or disagreement which should arise under, or as a result of, or in any way relate to, the interpretation, construction or application of this Agreement will be determined by the Board of Directors of the COMPANY. Any determination made hereunder shall be final, binding, and conclusive for all purposes.


          IN WITNESS WHEREOF, the COMPANY has caused these presents to be executed on its behalf by its President and attested by its Secretary, and OPTIONEE has hereunto set his hand the date and year first above written, which is the time of the granting of the Option hereunder.

"COMPANY"                               "OPTIONEE"
PENNACO ENERGY, INC.
a Nevada corporation

By:
    --------------------------------    ---------------------------------------
     Jeffrey L. Taylor, PRESIDENT        Jeffrey L. Taylor








ATTEST:


By:
    --------------------------------
     Gregory V. Gibson, SECRETARY

                                   EXHIBIT "A"


                        NONSTATUTORY STOCK OPTION AGREEMENT

                                 PURSUANT TO THE

                       1998 STOCK OPTION AND INCENTIVE PLAN
                                        OF
                              PENNACO ENERGY, INC.


                              --------------------


                                 EXERCISE SCHEDULE


     Option Period                           Number of Exercisable Option Shares
     -------------                           -----------------------------------
1.   On or after the Effective Date                          400,000
     through the Terminal Date
